1 N Y S E : P X P w w w . p l a i n s x p . c o m PXP PXP IPAA Oil & Gas Investment Symposium New York April 2006 Exhibit 99.1

PXP
PXP
Corporate Information
Except for the historical information contained herein, the matters discussed in this presentation are “forward-looking statements” as defined by the Securities and Exchange Commission.  These
statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, uncertainties inherent in the exploration for and development and production of oil & gas and in estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities, competition, regulatory changes and other factors discussed in PXP’s filings with the Securities and Exchange
Commission.
Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
James C. Flores - Chairman, President & CEO
Scott Winters – Vice President Investor Relations
Joanna Pankey - Investor Relations Analyst
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@plainsxp.com
Web Site: www.plainsxp.com
Forward Looking Statements
The information in this handout is intended solely for your personal use. It is not for reproduction or distribution to others without PXP’s consent.

PXP
PXP
401 MMBOE proved reserves
(1)
64.6 MBOEPD
(2)
17 yr R/P
90% Oil reserves
79% Oil production
96% Wells operated
95% Average working interest
Business Profile
(1) 2005 year-end proved reserves. (2) For twelve months ended 12/31/05.
Gulf of Mexico
West Texas
West Texas
16 MMBOE
16 MMBOE
Offshore
California
385 MMBOE
385 MMBOE
San
Joaquin
Valley
San
Joaquin
Valley
L.A. Basin
L.A. Basin

4 PXP PXP Focus on core geographic areas to maximize free cash flow Allocate free cash flow to maximize per share growth Value Creation Strategy

5 PXP PXP Future Reserve and Production Growth Development/exploitation of core foundation assets Targeted exploration Selective acquisitions

PXP
PXP
Development - Onshore California
(1) Fourth quarter 2005  (2) 2005 year-end proved reserves
2,000+ estimated future well
locations in San Joaquin Valley
and Arroyo Grande asset areas
28,000 net BOEPD production
(1)
213 MMBOE proved reserves,
21 year R/P
(2)
Additional 125 MMBOE resource
potential
500 estimated future well
locations
15,500 net BOEPD production
(1)
146 MMBOE proved reserves,
26 year R/P
(2)
Additional 75 MMBOE resource
potential
Los Angeles Basin San Joaquin Valley

PXP
PXP
Development – Offshore California
Point Arguello/Rocky Point
188 million bbls produced to
date
5,800 net BOEPD production
(1)
Rocky Point C-15 currently
drilling
Evaluating additional
opportunities in the Point
Arguello Field
Rocky Pt. Wells
Rocky Pt. Structure
Platform Hidalgo
Platform Harvest
Platform Hermosa
(1) Fourth quarter 2005

PXP
PXP
Development – Offshore California
Point Pedernales Field - Infill Drilling
INFILL   LOCATIONS
Wells With Cumulative
Production over 4MMBO
Nuevo OCS P-0437 Nuevo OCS P-0438
Nuevo OCS P-0440 Nuevo OCS P-0441
Nuevo OCS P-0437 Nuevo OCS P-0438
Nuevo OCS P-0440 Nuevo OCS P-0441
Nuevo OCS P-0437 Nuevo OCS P-0438
Nuevo OCS P-0440 Nuevo OCS P-0441
Nuevo OCS P-0437 Nuevo OCS P-0438
Nuevo OCS P-0440 Nuevo OCS P-0441
Nuevo OCS P-0437 Nuevo OCS P-0438
Nuevo OCS P-0440 Nuevo OCS P-0441
Nuevo OCS P-0437 Nuevo OCS P-0438
Nuevo OCS P-0440 Nuevo OCS P-0441
Nuevo OCS P-0437 Nuevo OCS P-0438
Nuevo OCS P-0440 Nuevo OCS P-0441
Nuevo OCS P-0437 Nuevo OCS P-0438
Nuevo OCS P-0440 Nuevo OCS P-0441
California
T-Ridge
Prospect
Area
74 million BOE produced to date
6,600 net BOEPD production
(1)
Four locations planned
in 2006
–
PXP 100% working
interest
–
Two to three months
drilling time
–
$4-$6 million
average well cost
–
Offset wells produce
1,000-3,500 BOEPD
(1) Fourth quarter 2005
T-Ridge prospect permit filed
150 net MMBOE potential

9 PXP PXP Exploitation South Louisiana, Breton Sound Houston Houston 3 Breton Sound prospects planned in 2006 Working interest average 35% Estimated average well cost $2-$7 million

PXP
PXP
Exploitation
East Texas, Pettit
PXP 15,000 net acres
PXP operator
Working interest 75-100%
Three prospects
Estimated average well cost
$4-$5 million
Estimated initial flow rate
2-6 MMCFD per well
First well unsuccessful
Houston
Houston

11 PXP PXP Exploitation West Texas, Ellenburger PXP 50,000 net acres PXP operator Working interest 80-100% Well cost $3.5 million First well testing 1.7 MMCFD and 200 BCPD Houston Houston

PXP
PXP
Targeted Exploration
Eagle Prospect
Wyoming
(150 net MMBOE potential)
L/M Miocene Trend
Gulf of Mexico
(150 net MMBOE potential)
T-Ridge
Offshore California
(150 net MMBOE potential)
MMBOE = Million barrels of oil equivalent

PXP
PXP
1500’
3000’
4500’
6000’
1500’
3000’
9000’
4500’
6000’
Houston
New Orleans
Exploration - L/M Miocene Trend
Deepwater Gulf of Mexico
PXP Prospects
Big Foot
Caesar
PXP Discoveries
Grand Cayman
Norman
Operator WI 2006 Discovery
Chevron 12.5% Big Foot
Kerr-McGee 15% Norman
Kerr-McGee 30% Grand Cayman
Kerr-McGee 17.5% Caesar
2006 Prospects

594
596
597
637
641
681
725
729
769
772
813
815
SALT
PXP
Plains Exploration &
Production Company

PXP
PXP
Exploration – Caesar Prospect
Green Canyon 683
Type Log
Tahiti Field
GC 640 #1
192’ NET PAY
208’ NET PAY
69’ NET PAY
M15 Sand
M14 Sand
M18 Sand
M21A Sand
M21B Sand
M21A Sand
Structure Map
“TONGA”
“TAHITI”
“CAESAR”

Gros Ventre
Mountains
Wind
River
26
Bondurant
Wind River Mountains
352
New Fork
Lake
Willow
Lake
Fremont
Lake
Half Moon
Lake
Cora
Daniel
Pinedale
Boulder
Lake
Boulder
Cottonwood
Creek
189
Middle Piney
Lake
Marbleton
Big Piney
Big Sandy
Creek
Green
River
Sublette County
Big Sandy
Reservoir

PXP
PXP
Exploration – Eagle Opportunity
Green River Basin, Wyoming
Large Basin Centered type
Rockies gas prospect
– PXP 50,000 net acres
– PXP operator
– 75% working interest
Green River Basin
Jonah-Pinedale analog
Pressure chimney and gas
tested by older vintage
wells
Permitting in progress,
likely 2007 drill
150 net MMBOE potential
Eagle Prospect
Pinedale Field
Jonah Field

PXP
PXP
Exploration – Eagle Opportunity
Green River Basin, Wyoming
Structure – Lance Formation
B
B’
1970
Shell Discovery
Proposed Location
Shell
Govt.
43-18
LANCE
4,870 MD
2,993
MESAVERDE
6,180 MD
1,383
238’ Net Gas Pay
141’ Net Gas Pay
DST’s –
Open hole

PXP
PXP
TVD
8,000
8,500
9,000
9,500
TD 9,800
TVD
10,000
10,500
11,000
11,500
12,000
12,500
TD 12,800
Top Lance
Gross Thickness
1,832’
Net Pay
463’
25% N:G
Gross Thickness
3,010’
Net Pay
602’
20% N:G
Increase in gross interval
thickness to the East
Elm Federal
GOVT 23-22
Cabrito
GOVT 15-13
Exploration – Eagle Opportunity
Jonah Field - Strat Section

PXP
PXP
TD 10,650
Shell
GOVT 43-18
Top Lance
Gross Thickness
1,310’
Net Pay
239’
18% N:G
ESTIMATED
Gross Thickness
2,000’
Net Pay
200’ to 600’
10% to 30% N:G
6,000
5,500
6,500
7,000
TD 12,000
6,000
5,500
5,000
Proposed
PXP
Eagle 1
7200
7300
Exploration – Eagle Opportunity
Strat Section
Increase in gross interval
thickness to the East

PXP
PXP
0

2006(E) 2007(E) 2008(E) 2009(E) 2010(E) 2011(E)
Development/Exploitation Deep Water GOM + Rockies + T-Ridge
Production Profile
Production profile represents net sales volumes for which PXP will record revenues.

PXP
PXP
California Real Estate
PXP
PXP
Cook Hill
Properties
Cook Hill
Properties
Cane River
Development
Cane River
Development
Lompoc
Santa Barbara
County
Montebello
Los Angeles
County
Arroyo Grande
San Luis Obispo
County

PXP
PXP
2006 Highlights
$430 million estimated capital budget
–
60% development
–
20% exploitation
–
20% exploration
Improved oil price exposure resulting in
higher realizations and margins
Substantial free cash flow at current
commodity prices

PXP
PXP
Cash Operating Margin = price net of differentials and derivative cash costs minus production expenses.
(1) Applies mid-point 2006 guidance.
Cash Operating
Margin
Derivative Costs
Production Expense
Differential
$56.61/8.62 $56.61/8.62 $60/8 $80/10
2006 Estimated Cash Operating Margin
Sensitivity
Oil (WTI)/Gas (HH)
2005 2006(E)
(1)
Per BOE

23 PXP PXP Cash Flow Allocation Opportunities Disciplined capital expenditure program Selective acquisitions Build liquidity Repurchase stock

24 PXP PXP Focus on core geographic areas to maximize free cash flow Allocate free cash flow to maximize per share growth The major purchaser of PXP shares in 2006 Value Creation Strategy

25 N Y S E : P X P w w w . p l a i n s x p . c o m PXP PXP April 2006 IPAA Oil & Gas Investment Symposium New York